EXHIBIT 10.5

         Date:  March 10, 2005




                      CONTINUING AND UNCONDITIONAL GUARANTY


         This Continuing and Unconditional Guaranty is made and entered into as of the 8th day of March, 2005, by and between National Coal Corp., a Florida corporation (the "GUARANTOR"), located at 319 Ebenezer Road, Knoxville, TN 37923, with respect to National Coal Corporation, a Tennessee corporation also located at 319 Ebenezer Road, Knoxville, TN 37923 (the "BORROWER") which is the wholly-owned subsidiary of the Company, and the various Purchasers parties to that certain Note and Warrant Purchase Agreement ("PURCHASE AGREEMENT") of even date herewith.


         1. GUARANTY. FOR VALUE RECEIVED, and to induce each Purchaser (the "Purchaser"), to make the loan contemplated by the Note (as hereinafter defined), the undersigned ("Guarantor") hereby irrevocably and unconditionally guarantees to the Purchaser the full and prompt payment when due, whether by acceleration or otherwise, and the faithful, prompt and complete compliance by Borrower of and with any and all Liabilities (as hereinafter defined) and Obligations (as hereinafter defined) of Borrower to the Purchaser. This Guaranty is intended to provide a continuing guarantee of the payment of Liabilities, without limitation as to amounts guaranteed hereunder.

The undertakings of Guarantor hereunder are independent of the Liabilities and Obligations of Borrower and a separate action or actions for payment, damages or performance may be brought or prosecuted against Guarantor for the full amount of the Liabilities and Obligations, regardless of whether (a) an action is brought against Borrower or any other guarantor or to realize upon any security for the Liabilities and/or Obligations, (b) Borrower is joined in any such action or actions, or (c) notice is given or demand is made upon Borrower.

The Purchaser shall not be required to proceed first against any other guarantor, Borrower, or any other person, or entity, whether primarily or secondarily liable, or against any collateral held by it, before proceeding against Guarantor for payment of all the Liabilities and Obligations, and Guarantor shall not be entitled to assert as a defense to the enforceability of the Guaranty any defense of Borrower with respect to any Liabilities or Obligations.

         2.       PARAGRAPH   HEADINGS,   GOVERNING  LAW  AND  BINDING   EFFECT.
Guarantor agrees that the paragraph headings in this Guaranty are for convenience only and that they will not limit any of the provisions of this Guaranty. Guarantor further agrees that this Guaranty shall be governed by and construed in accordance with the laws of the State of Tennessee and applicable United States federal law. Guarantor further agrees that this Guaranty shall be deemed to have been made in the State of Tennessee. This Guaranty is


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binding upon Guarantor and Guarantor's  successors and assigns,  and shall inure to the benefit of the Purchaser, its successors, endorsees or assigns.

         3.       DEFINITIONS.

                  A. "Liability" or "Liabilities" shall mean without limitation, all liabilities, overdrafts, indebtedness, and obligations of Borrower (and any successor entity or entities) to the Purchaser arising under or related to the Purchase Agreement, the Note or the Security Agreement (each as defined in the Purchase Agreement), whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now or hereafter existing, whether created directly, indirectly or acquired by assignment or otherwise, including but not limited to all extensions or renewals thereof, and all sums payable under or by virtue thereof, including without limitation, all amounts of principal and interest, all reasonable expenses (including reasonable attorney's fees and cost of collection) incurred in the collection thereof or the enforcement of rights thereunder, whether arising in the ordinary course of business or otherwise.

                  B. "Obligations" shall mean all of the obligations of Borrower under the Note.

                  C. All capitalized terms used herein without definition shall have the meaning set forth in the Purchase Agreement, the Note or the Security Agreement, as applicable. The Purchase Agreement, the Note and the Security Agreement are sometimes referred to herein collectively as the "Loan Documents".

         4. WAIVER BY GUARANTOR. Guarantor waives notice of acceptance of this Guaranty, notice of any Liabilities or Obligations, presentment, demand for payment, protest, notice of dishonor or nonpayment of any Liabilities, notice of intent to accelerate, notice of acceleration, and notice of any suit or the taking of other action by the Purchaser against Borrower, Guarantor or any other person, any applicable statute of limitations and any other notice to any party liable on any Loan Document (including Guarantor).

Guarantor also waives the benefits of any provision of law requiring that the Purchaser exhaust any right or remedy, or take any action, against the Borrower, any other guarantor or any other person or property prior to or simultaneously with proceeding against Guarantor hereunder.

The Purchaser may at any time and from time to time (whether before or after revocation or termination of this Guaranty) without notice to Guarantor (except as required by law), without incurring responsibility to Guarantor, without impairing, releasing or otherwise affecting the obligations of Guarantor, in whole or in part, and without the endorsement or execution by Guarantor of any additional consent, waiver or guaranty: (a) change the manner, place or terms of payment, or change or extend the time of or renew, or change any interest rate or alter any Liability or Obligation or installment thereof, or any security therefor; (b) loan additional monies or extend additional credit to Borrower, with or


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without security, thereby creating new Liabilities or Obligations the payment or performance of which shall be guaranteed hereunder, and the Guaranty herein made shall apply to the Liabilities and Obligations as so changed, extended, surrendered, realized upon or otherwise altered; (c) subject to the terms of the Loan Documents, sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Liabilities or Obligations and offset against any such or other property; (d) exercise or refrain from exercising any rights against Borrower or others (including Guarantor) or act or refrain from acting in any other manner; (e) settle or compromise any Liability or Obligation or any security therefor and subordinate the payment of all or any part thereof to the payment of any Liability or Obligation of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; (f) release or compromise any liability of Guarantor hereunder or any liability or obligation of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; or (g) apply any sums from any sources to any Liability without regard to any Liabilities remaining unpaid.

         5. SUBORDINATION. Guarantor agrees that Guarantor will not demand, take or receive from Borrower, by set-off or in any other manner, payment of any debt, now and at any time or times hereafter owing by Borrower to Guarantor unless and until all the Liabilities shall have been fully paid and the Obligations fully performed. Any security interest, liens or encumbrances which Guarantor now has and from time to time hereafter may have upon any of the assets of Borrower shall be made subordinate, junior and inferior and postponed in priority, operation and effect to any security interest of the Purchaser in such assets.

         6. WAIVERS BY THE PURCHASER. No delay on the part of the Purchaser in exercising any of its options, powers or rights, and no partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by the Purchaser unless the same shall be in writing, duly signed on behalf of the Purchaser; and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of the Purchaser or the obligations of Guarantor to the Purchaser in any other respect at any other time.

         7. PARTIAL INVALIDITY AND/OR ENFORCEABILITY OF GUARANTY. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document as it may apply to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

In the event the Purchaser is required to relinquish or return any payments, any collateral securing the Obligations and the Liabilities or the proceeds thereof, in whole or in part, which had been previously applied to or retained for application against any Liability, by reason of a proceeding arising under any applicable bankruptcy or insolvency law, or for any other reason, this Guaranty shall automatically continue to be effective notwithstanding any previous cancellation or release effected by the Purchaser.


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         8.       CHANGE OF STATUS.  Guarantor  hereby agrees that this Guaranty shall remain the binding, legal and enforceable obligation of Guarantor, irrespective of any change in name, status or type of entity by Borrower.

         9. FINANCIAL AND OTHER INFORMATION. Guarantor has made an independent investigation of the financial condition and affairs of Borrower prior to entering into this Guaranty, and Guarantor will continue to make such investigation, and in entering into this Guaranty, Guarantor has not relied upon any representation of the Purchaser as to the financial condition, operation or creditworthiness of Borrower. Guarantor further agrees that the Purchaser shall have no duty or responsibility now or hereafter to make any investigation or appraisal of Borrower on behalf of Guarantor or to provide Guarantor with any credit or other information which may come to its attention now or hereafter.

         10. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. (New York City time) on any business day, (c) the second business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth in the Purchase Agreement.

         11. GUARANTOR DUTIES. Guarantor shall upon notice or demand by the Purchaser promptly and with due diligence pay all Liabilities when due and perform and satisfy all Obligations in accordance with the Loan Documents for the benefit of the Purchaser.

         12. REMEDIES. Upon the failure of Guarantor to fulfill Guarantor's duty to pay all Liabilities and perform and satisfy all Obligations as required hereunder, the Purchaser shall have available all of the remedies of a creditor of Guarantor and of a secured party under all applicable law, and without limiting the generality of the foregoing, the Purchaser may, at its option and without notice or demand: (a) declare any Liability or Obligation to be immediately due and payable, at which point such Liability and Obligation shall become immediately due and payable; and (b) set-off against any or all liabilities of Guarantor all money owed by the Purchaser or any of its agents or affiliates in any capacity to Guarantor whether or not due, and also set-off against all other Liabilities of Guarantor to the Purchaser all money owed by the Purchaser in any capacity to Guarantor, and if exercised by the Purchaser, the Purchaser shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.


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         13.      ATTORNEY  FEES,  COST AND  EXPENSES.  Guarantor  shall pay all costs  of  collection  and  reasonable  attorney's  fees,  including  reasonable
attorney's  fees  in  connection   with  any  suit,   mediation  or  arbitration
proceeding,   out  of  court  payment  agreement,   trial,  appeal,   Bankruptcy
proceedings or otherwise, incurred or paid by the Purchaser in enforcing the payment of any Liability or the enforcement of any Obligation.

         14. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to the Purchaser that (i) Guarantor has full corporate power and capacity to execute and deliver this Guaranty and each other Loan Document to which Guarantor is a party and to incur and perform the obligations and undertakings provided herein and therein; (ii) no consent or approval of any governmental authority or any third party is or will be required as a condition to the enforceability of this Guaranty and each other Loan Document to which Guarantor is a party; (iii) this Guaranty and each other Loan Document to which Guarantor is a party has been duly executed and delivered by the Guarantor and is enforceable against the Guarantor in accordance with the terms hereof and thereof; (iv) there is no litigation or proceeding involving the Guarantor pending or, to the knowledge of the Guarantor, threatened before any court, tribunal or governmental authority, which may in any way materially adversely affect the financial condition or property of the Guarantor, except as previously disclosed in writing to the Purchaser; (v) there is no law, rule, regulation or order pertaining to the Guarantor and no provision of any agreement, mortgage or contract binding on the Guarantor or affecting Guarantor's property, which could conflict with, be breached by, be in default or in any way prevent, the execution, delivery or carrying out of the terms of this Guaranty and each other Loan Document to which Guarantor is a party; and
(vi) Guarantor is the sole shareholder of Borrower and is receiving immediate, direct and substantial benefit from the transactions contemplated by the Loan Documents.

         15. CONTROLLING DOCUMENT. To the extent that this Guaranty conflicts with or is in any way incompatible with any provision of any other Loan Document, the terms of the Note shall govern over any issue addressed therein, and issues not addressed in the Note shall be governed by the terms of the Loan Document that most specifically addresses such issues.


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         16.      NOTICE OF FINAL AGREEMENT.  THIS WRITTEN  GUARANTY  REPRESENTS
THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENTIAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed as of the date written above.

GUARANTOR:


NATIONAL COAL CORP.,
a Florida corporation

By:

    /S/ JON E. NIX
----------------------------------
Jon Nix


Title: Chief Executive Officer


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